UNITED STATES
                        SECURITES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest reported)   April 18, 2005
                                           -------------------


                              Multiband Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its chapter)


           Minnesota                     13529                    41-1255001
(State or other jurisdiction    (Commission File Number)        (IRS Employer
       of incorporation)                                     Identification No.)



        9449 Science Center Drive
           New Hope, Minnesota                                   55428
--------------------------------------------              ------------------
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code     763-504-3000
                                                    -----------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 7.01 Regulation FD

Press Release- On April 18, 2005, Multiband Corporation issued the attached press release related to its fiscal year end 2004 financial results.

                                   Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Form 8-K report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 22, 2005

                                            Multiband Corporation


                                            By James L. Mandel
                                               ----------------------------
                                               James L. Mandel
                                               Chief Executive Officer


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

                                  Exhibit Index

Exhibit 99.1     Press Release



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